UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2025

EYENOVIA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38365	47-1178401
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

295 Madison Avenue, Suite 2400, New York, NY 10017

(Address of Principal Executive Offices, and Zip Code)

(833) 393-6684

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)
Common stock, $0.0001 par value	EYEN	The Nasdaq Stock Market (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On February 25, 2025, the staff of The Nasdaq Stock Market LLC (“Nasdaq”) notified Eyenovia, Inc. (the “Company”) that, as of February 20, 2025, the Company had regained compliance with the requirement that the bid price for the Company’s common stock close above $1.00 per share (the “Minimum Bid Requirement”). Nasdaq’s notice provided that because the Company had regained compliance with the Minimum Bid Requirement, the listing of the Company’s common stock on the Nasdaq Capital Market would continue.

As previously disclosed, on September 18, 2024, the Company received a letter from Nasdaq providing notification that, for the previous 30 consecutive business days, the bid price for the Company’s common stock had closed below the minimum $1.00 per share requirement for continued listing on The Nasdaq Capital Market under Nasdaq Listing Rule 5550(a)(2). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company was provided an initial period of 180 calendar days, or until March 17, 2025, to regain compliance with the Minimum Bid Requirement (the “Bid Price Cure Period”).

On December 12, 2024, the Company received a letter from Nasdaq notifying the Company that, as of December 11, 2024, the common stock had a closing bid price of $0.10 or less for 10 consecutive trading days. Accordingly, the Company was subject to the provisions of Listing Rule 5810(c)(3)(A)(iii) (the “Low Priced Stocks Rule”). As a result, Nasdaq had determined to delist the Company’s securities from The Nasdaq Capital Market, notwithstanding the Bid Price Cure Period, which was rendered unavailable by the Low Priced Stocks Rule.

The Company’s compliance plan was approved by a Nasdaq Hearings Panel (the “Panel”) granting the Company an exception until February 14, 2025 to demonstrate compliance with the Minimum Bid Requirement. On January 31, 2025, the Company effected a reverse stock split as disclosed in a Current Report on Form 8-K filed on January 31, 2025, in compliance with the terms of the exception received from the Panel.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EYENOVIA, INC.

By:	/s/ Michael Rowe
Name:	Michael Rowe
Title:	Chief Executive Officer

Dated: February 25, 2025